                                                                   Exhibit 10.22

                            PEN-TAB INDUSTRIES,INC.
                                167 Kelley Drive
                             Front Royal, VA 22630
                              Tel:  (540) 622-2000
                         Fax:  (540) 622-2008/631-9699

                                 March 13, 2000

To the Holders of the 10 7/8% Senior
------------------------------------
Subordinated Notes due 2007 issued
----------------------------------
by Pen-Tab Industries, Inc.
---------------------------
CUSIP No. 706589AB4
-------------------

Dear Noteholders,

          As you may be aware, we were unable to make the February 1, 2000 cash interest payment on the $75,000,000 of 10.875% Senior Subordinated Notes due 2007 bearing CUSIP No. 706589AB4 (the "Notes"). We are thus soliciting the consent ("Consent") of holders of the Notes (collectively the "Noteholders" and individually the "Noteholder") to make the February 1, 2000 interest payment in the form of new notes in aggregate principal amount substantially equal to such interest payment (the "Interest Notes"). The Interest Notes would be issued in lieu of cash payment. Execution of the Consent Letter attached hereto and acceptance of the Interest Notes will constitute a waiver of the failure to pay the February 1, 2000 interest in cash. As part of the Consent, the Noteholders will agree not to declare a default under, accelerate, or to participate with other Noteholders in acceleration of, the Notes in each case, with respect to the failure of the Company to make the cash interest payment or the breach by the Company of any of the provisions contained in the Indenture dated as of February 1, 1997, between the Company and the United States Trust Company of New York (the "Indenture"), which is caused by the issue of the Interest Notes.

          The Noteholders are requested to read and carefully consider the information contained in the Consent Letter and the attachments thereto and to give their Consent to the said waivers by properly completing and executing the Consent Letter and the Accredited Investor Statement attached thereto and delivering the same to the Company, prior to 5:00 p.m., New York City time, on Friday, March 17, 2000 (the "Expiration Date"), at its address listed above, by hand delivery, overnight courier, facsimile or mail, first-class postage prepaid.

          Promptly after the Expiration Date, the Company will issue or cause to be issued, pursuant to a private placement under the terms of the Indenture as it may be supplemented, directly to each consenting Noteholder, Interest Notes in the form of Restricted Physical Securities (as that term is defined in the Indenture) in aggregate principal amount substantially equal to the cash interest payment such Noteholder was entitled to receive on February 1, 2000. Pursuant to the Indenture, the Interest Notes will be issued in $1,000 denominations or integral multiples thereof and the difference between the February 1, 2000 cash interest payment and the aggregate principal amount of the Interest Note issued to each Noteholder paid in cash. Noteholders who do not deliver their Consent Letters prior to the Expiration Date will not be entitled to be issued the Interest Notes.

          The Interest Notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be transferred without registration under the Securities Act or an applicable exemption therefrom. As Restricted Physical Securities the Interest Notes may not be transferred through the Depository Trust Company or any other clearinghouses.

          Noteholders should be aware that the Company may be unable to make future cash interest payments on the Notes or the Interest Notes until a restructuring of the Company's debt and business is effected.

          Noteholders are advised that Citicorp Venture Capital, Ltd. ("CVC") which holds approximately 37% of the voting stock of the Company, presently owns approximately $49,000,000 in aggregate principal amount of the Notes and has agreed to execute this Consent Letter and accept an Interest Note in lieu of the February 1, 2000 cash interest payment.

          The law firm of Paul, Weiss, Rifkind, Wharton & Garrison has agreed to represent all of the Noteholders except CVC in this matter and will be in direct
contact with each Noteholder.   The Company will pay for all of Paul, Weiss's
fees and expenses in relation to this matter.

          Notwithstanding anything to the contrary set forth in this Letter, the Company reserves the right, at any time prior to the Expiration Date, to extend, amend, withdraw or terminate both this Letter and the Consent Letter, but in such event no Noteholder will be bound by its previous execution of the Consent Letter.

                              Very truly yours


                              PEN-TAB INDUSTRIES, INC.

                              By___________________________________
                              Its__________________________________

                                                          ----------------------
                                                          Name of Noteholder
                                                          (Please print or type)
CUSIP No. 706589AB4

                                 CONSENT LETTER
                                 --------------

--------------------------------------------------------------------------------
This Consent Letter and attached Accredited Investor Statement must be properly completed, executed and delivered to Pen-Tab Industries, Inc. (the "Company") prior to 5:00 p.m., New York City time, on Friday, March 17, 2000 (the "Expiration Date"). Noteholders who do not deliver their Consent Letter and Accredited Investor Statement prior to the Expiration Date will not receive the Interest Notes.
--------------------------------------------------------------------------------

          We refer to the Indenture dated as of February 1, 1997 between the Company and United States Trust Company of New York (the "Indenture") pursuant to which the Company has issued $75,000,000 of 10.875% Senior Subordinated Notes due 2007 bearing CUSIP No. 706589AB4 (the "Notes"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture and the Company's Secured Credit Agreement dated as of August 20, 1998, by and among the Company, the several financial institutions from time to time parties thereto (the "Lenders"), and Bank of America N.A., as letter of credit issuer and agent for the Lenders (as amended, the "Secured Credit Agreement").

          The undersigned, being a holder of $_______________________ principal amount of Notes (the "Noteholder"), hereby represents, warrants and agrees as follows:

          1. The Noteholder agrees to accept from the Company, in lieu of the February 1, 2000 cash interest payment on the Notes, a new note in aggregate principal amount substantially equal to the February 1, 2000 interest payment issued pursuant to the Indenture in a denomination of $1,000 or integral multiples thereof, and in the form of Restricted Physical Securities (individually the "Interest Note" and collectively the "Interest Notes") in the form of note attached hereto as Exhibit 1, together with a cash payment equal to
                                ---------
the difference between the February 1, 2000 cash interest payment and the aggregate principal amount of the Interest Note.

          2. By execution of this Consent Letter and acceptance of the Interest Note, the Noteholder irrevocably and unconditionally agrees as follows:

          (i) that the interest payment due February 1, 2000, shall be deemed to have been paid and the Interest Note shall be deemed to have been purchased with the proceeds thereof; and

          (ii) to waive any Default caused by the Company's failure to make the cash payment of the February interest payment and to waive any Default caused by the Issuance of the Interest Notes.

          3. The Noteholder irrevocably and unconditionally agrees not to declare a Default under, accelerate, or to participate with other Noteholders in acceleration of, the Notes in each case with respect to the failure of the Company to make the February 1, 2000 cash interest payment or any Default caused by the issuance of the Interest Notes.

          4. The Noteholder acknowledges that the Company may be unable to make future cash interest payments on the Notes or the Interest Notes until a restructuring of the Company's debt and business is effected.

          5. If a natural person, the Noteholder is 21 years of age or over. If a corporation, limited liability company, partnership, trust or other entity, the Noteholder is authorized, empowered and qualified to execute this Agreement. This Agreement is valid, binding and enforceable against the Noteholder in accordance with its terms.

          6. The Noteholder has completed the Accredited Investor Statement (the "AIS") attached hereto, and incorporated herein, and all of the statements, answers and information thereon are true and correct as of the date hereof and will be true and correct as of the date of issue of the Interest Notes (the "Closing Date").

          7. The Noteholder understands that the Interest Notes have not been, and will not be, registered under the Securities Act or any state securities laws, and are being offered and sold in reliance upon federal and state exemptions from registration requirements for transactions not involving any public offering. The Noteholder recognizes that reliance upon such exemptions is based in part upon the representations of the Noteholder contained herein (including the AIS) and the Noteholder represents and warrants that the Noteholder is an Accredited Investor within the meaning of Rule 501(a) under the Securities Act of 1933 (the "Securities Act") and the Interest Notes are being acquired for the Noteholder's own account without a view toward distribution. The Noteholder represents and warrants that the Noteholder (a) is a sophisticated investor with such knowledge and experience in business and financial matters as will enable the Noteholder to evaluate the merits and risks of investment in the Interest Notes, (b) is able to bear the economic risk and lack of liquidity of an investment in the Interest Notes and (c) is able to bear the risk of loss of its entire investment in the Interest Notes.

          8. The Noteholder recognizes that the Interest Notes will be subject to the restrictions on transferability described in the Indenture as affecting the Restricted Physical Securities and the Noteholder represents and warrants that the Noteholder will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of the Notes unless pursuant to a transaction either registered under, or exempt from registration under, the Securities Act.

          9. The Noteholder understands that the Noteholder should consult with its own tax advisor concerning the tax consequences of this transaction and that the Noteholder will be subject to federal and state income taxes upon the receipt of the Interest Notes as though the Noteholder had received a cash payment equal to the fair value of the Interest Notes.

          10. The Noteholder acknowledges having read and understood the documents respectively designated as the "Summary of Company and Business Information", "Financial Information" and "Amendments to Senior Credit Agreement" and attached hereto as Exhibit 2, Exhibit 3 and Exhibit 4.
                                  ---------  ---------     ---------

          11. Except as expressly provided herein, the Noteholder expressly reserves all of its rights and remedies in respect of the Notes and the Indenture.

          The Company represents and warrants to the Noteholder that:

          1. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to enter into this Consent Letter and to perform its obligations hereunder. This Consent Letter, together with the Interest Notes to be issued pursuant hereto, have been duly authorized, executed and delivered by or on behalf of the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with the terms hereof.

          2. Since January 1, 1999 the Company made all filings required to be made by it under the Securities Exchange Act of 1934, amended (the "Company SEC Filings"), and the Company shall promptly make any such filing required to be made as a result of the transactions contemplated hereby. The Company has, on or prior to March 14, 2000, filed an updated form 8-K disclosing that it is seeking the consent of the Noteholders to the issue of the Interest Notes in lieu of the February 1, 2000 cash interest payment. The Company SEC Filings through the date hereof do not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated in this Consent Letter.

          4. The performance of this Consent Letter and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or conflict with, or result in the acceleration of any obligation under, the organizational documents of the Company or any material contract or other agreement (including the Indenture) to which the Company is a party or by which the Company or any of its property is bound or affected, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over the Company or the property of the Company.

          5. The Company has not engaged in any activities that would constitute a general solicitation or general advertising or any other activities that would require the registration under the Act of the offer and sale of the Interest Note to or by the Noteholder.

          6. The Company shall pay any expenses payable in connection with the issuance and delivery of the Interest Note to, and initial registration of the Interest Note in the name of, the Noteholder or its nominee (other than income, capital gain and similar taxes payable by the Noteholder).

          7. As of the date hereof, the Company has not been, and as of the Closing Date the Company will not be, subject to liquidation, dissolution or bankruptcy proceedings. As of the date hereof, the Company has not, and as of the Closing Date the Company shall not have, made a general assignment for the benefit of its creditors. As of the Closing Date the Company shall not be in default with regard to the payment of interest or principal on its indebtedness which are due, and no Default or Event of Default shall have occurred and be continuing under the Company's Secured Credit Agreement.

          8. The representations, warranties and agreements of the Company contained herein shall not survive the execution and delivery of this Consent Letter and the Closing Date.

  This Consent Letter is governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have executed this Consent Letter as of ___________ __, 2000.



                              PEN-TAB INDUSTRIES, INC.


                              By_________________________________
                                Name:
                                Title:


FOR COMPLETION BY NOTEHOLDERS WHO ARE NATURAL PERSONS:
(i.e., individuals)

                              Noteholder's Name:________________________________
                                                                 (print or type)
                              Noteholder's Signature:___________________________
                                                                     (signature)

FOR COMPLETION BY NOTEHOLDERSWHO ARE NOT NATURAL PERSONS:
(i.e., corporations, partnerships, limited liability companies, trusts or other entities)

                              Noteholder's Name:________________________________
                                                                 (print or type)

                              By:_______________________________________________
                                    (signature of authorized representative)

                              Its_______________________________________________
                                   (name and title of authorized representative)

                                                  ______________________________
                                                  Name of Noteholder
                                                  (Please Print or Type)

                            PEN-TAB INDUSTRIES, INC.
                            ------------------------

                         ACCREDITED INVESTOR STATEMENT
                         -----------------------------
  (Noteholders please note:  Sections (a) and (b) in this Part I must be
                                                                 ----
  completed with respect to a Noteholder that is a natural person.)

          (a) If the undersigned Noteholder is a natural person (i.e., an individual), please indicate with an "X" the manner in which such person qualifies as an "accredited investor" pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") and in effect as of the date
                                             ---
hereof:

_____     (1)  a natural person whose individual net worth/1/ (or joint net worth with such person's spouse) exceeds $1,000,000; or

_____     (2)  a natural person who had an individual income/2/ in excess of
               $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year or who had joint income/2/ in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year.

          (b) If the undersigned Noteholder: is a natural person (i.e., an individual), please answer questions 1-3 of this subparagraph (b):

          (1)  Occupation of Noteholder:

____________________
/1/ For purposes of this item, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgage debt.

/2/ For purposes of this item, "individual income" means adjusted gross income as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"),
                                                                         ----
(ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.


/3/ For purposes of this item, "joint income" means adjusted gross income as reported for Federal income tax purposes, including any income attributable to a
                                          ---------
spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and
(iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

     ________________________________________


          (2)  Name of employer:

     ________________________________________


          (3)  Mailing address and, if different, Business address, of
               Noteholder:

                          ___________________________
                          ___________________________
                          ___________________________


          (c) (Noteholders please note: This Section (c) and the following Section (d) must be completed with respect to a Noteholder that is not an
            ----                                                   ---
individual, natural person.)  If the undersigned Noteholder is not a natural
                                                               ---
person (i.e., is, instead, a corporation, partnership, a limited liability company, trust or other entity), please indicate with an "X" the category or categories in which such entity qualifies as an "accredited investor" pursuant to Regulation D promulgated under the Act:

______    (1)  a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section
               3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

______    (2)  a broker or dealer registered pursuant to Section 15 of the
               Securities Exchange Act of 1934, as amended;

______    (3)  an insurance company as defined in Section 2(13) of the Act;

______    (4)  an investment company registered under the Investment Company Act of 1940, as amended;

______    (5)  a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended (the "Investment
                                                                    ----------
               Company Act");
               -----------
______    (6)  a Small Business Investment Company licensed by the U.S. Small
               Business Administration under Section 301(c) or (d) of the Small
               Business Investment Act of 1958, as amended;

______    (7)  a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

______    (8)  an employee benefit plan within the meaning of Title I of the
               Employee Retirement Income Security Act of 1974, as amended
               ("ERISA"), if either
                 -----

______         (A)  the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser,

______         (B)  the employee benefit plan has total assets in excess of
                    $5,000,000, or

______         (C)  such a plan is a self-directed plan with investment
                    decisions made solely by persons that are "accredited investors";

______    (9)  a private business development company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940, as amended;

______    (10) one of the following entities which was not formed for the specific purpose of making an investment in the Interest Notes and which has total assets in excess of $5,000,000:

______         (A)  an organization described in Section 501(c)(3) of the Code;

______         (B)  a corporation, limited liability company or partnership; or

______         (C)  a Massachusetts or similar business trust;

______    (11) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest Notes, whose investment in the Interest Notes is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

______    (12) an entity in which all of the equity owners are "accredited investors."


        12. (d) If the undersigned Noteholder is not a natural person (i.e., is, instead, a corporation, partnership, limited liability company, trust or other entity), please mark either (1) or (2) of this subparagraph (d) with an "X":

______    (1)  the Noteholder was not organized or reorganized for the purpose of acquiring the Interest Notes; or

______    (2)  if the Noteholder was organized or reorganized for the purpose of acquiring the Interest Notes, the number of stockholders, partners, members or other owners, direct or indirect, of the Noteholder is _____________ and all such stockholders, partners or other investors are "accredited investors."/4/


       13.     (e)  If the Noteholder is an accredited investor for the reason
                    ----------------------------------------------------------
described in (c)(8)(C) above, a separate Accredited Investor Statement must be
----------------------------
submitted for each person making investment decisions for the undersigned.

               If the Noteholder is an accredited investor for the reason
               ----------------------------------------------------------
described in (c)(12) above, a separate Accredited Investor Statement must be
--------------------------
submitted for each stockholder, partner, member or other owner of the undersigned.

               If the Noteholder is described in (d)(2) above, a separate
               ----------------------------------------------
Accredited Investor Statement must be submitted for each direct or indirect stockholder, partner, member or other owner of the undersigned.

          The undersigned hereby represents and warrants that all of the answers, statements and information set forth in this Accredited Investor Statement are true and correct on the date hereof and will be true and correct as of the date, if any, the Interest Notes are issued to the undersigned. The undersigned hereby agrees to provide such additional information as requested by the Company and to notify the Company promptly of any change which may cause any of the answers, statements and information set forth in this Accredited Investor Statement to become untrue in any material respect.

          IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Statement on the date set forth below.


Dated: _______________ ___, 2000



__________________________
/4/ For this calculation, if an entity was organized or reorganized for the purpose of investing in the undersigned, each of such entity's investors must be treated as an indirect investor in the undersigned.

In addition, if one of the entity's investors is another entity (the "Higher-
                                                                      ------
Tier Entity") which was organized or reorganized for the purpose of investing
-----------
in the Interest Notes, each of the Higher-Tier Entity's investors must be treated as an indirect investor in the undersigned and hence included in the blank above. This rule must be applied again until an individual or entity which was not so formed is reached.

For example, assume that (a) the undersigned is a partnership which was organized or reorganized for the purpose of investing in the Interest Notes, (b) the undersigned partnership has three partners, one of whom is a long-standing corporation, one of whom is an individual, and one of whom is a corporation ("Newcorp") formed for the purpose of investing in the undersigned partnership,
  -------
and (c) Newcorp has three stockholders. In this case the answer called for in
(d)(2) above would be 5.

If one of Newcorp's shareholders is an entity which was organized or reorganized for the purpose of investing in Newcorp, the rule set forth above would be applied again until an individual or an entity which was not so formed is reached.

FOR COMPLETION BY NOTEHOLDERS WHO ARE NATURAL PERSONS:
(i.e., individuals)

                              Noteholder's Name:________________________________
                                                                 (print or type)
                              Noteholder's Signature: __________________________
                                                                     (signature)

FOR COMPLETION BY NOTEHOLDERSWHO ARE NOT NATURAL PERSONS:
(i.e., corporations, partnerships, limited liability companies, trusts or other entities)

                              Noteholder's Name:________________________________
                                                                 (print or type)

                              By:_______________________________________________
                                        (signature of authorized representative)

                              Its_______________________________________________
                                   (name and title of authorized representative)